UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2001

                        I.A. EUROPE, INC.
     (Exact name of registrant as specified in its charter)


     Delaware                               52-2327637
 ---------------                         -------------------
State of Incorporation                   IRS Employer ID No.

14 Wall Street - 20th Floor
New York, New York                             10005
-------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number     (212) 618-1801

Item 1.  CHANGES IN CONTROL OF REGISTRANT

      (a) Pursuant to the Agreement and Plan of Reorganization effective June 29, 2001, I.A. Europe, Inc., (hereinafter "I.A. Europe"), a Delaware Corporation, acquired 10,000 shares of common stock of MAS Acquisition XXVII Corp., representing all of the outstanding shares of common stock of MAS Acquisition XXVII, for the sum of Twenty Five Thousand ($25,000.00) Dollars. As a result of the purchase MAS Acquisition XXVII became a subsidiary of I.A. Europe. The Stock Purchase Agreement was approved by the unanimous consent of the board of directors of I.A. Europe on June 28, 2001.

          In accordance with the terms of the Agreement and Plan of Reorganization, I.A. Europe further remunerated MAS Capital,
Inc., with the sum of 20,000 restricted shares of common stock in I.A. Europe.

         Upon effectiveness of the Agreement and Plan of Reorganization, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, I.A. Europe became the successor issuer to MAS Acquisition XXVII for reporting purposes under the Securities Exchange Act of 1934, as amended. The officers, directors and by-laws of I.A. Europe continued without changes as the officers, directors and by-laws of the successor issuer.

         A copy of the Agreement and Plan of Organization is filed as an Exhibit to this Form 8-K report and is incorporated into this report.


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

        (a) Effective June 29, 2001, I.A. Europe acquired
10,000 shares of common stock of MAS Acquisition XXVII, an Indiana corporation, making MAS Acquisition XXVII a subsidiary of I.A. Europe.

        In evaluating MAS Acquisition XXVII as a candidate for the proposed business combination, I.A. Europe used MAS Acquisition XXVII's status as a reporting company, its lack of operating history and lack of potential related liabilities. I.A. Europe determined that the consideration paid for the business combination was reasonable.

Item 5.  OTHER EVENTS

        (a) Successor Issuer Election. In accordance with Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, I.A. Europe became the successor issuer to MAS Acquisition XXVII for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act.


Item 6.  RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

        Effective June 29, 2001, Aaron Tsai, the sole director and officer of MAS Acquisition XXVII Corp., resigned appointing
Victor Minca to fill his director and officer positions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  Independent Auditors' Report

Stockholders I. A. Europe, Inc.

We have audited the accompanying consolidated balance sheet of I.
A. EUROPE, INC. AND SUBSIDIARIES (A Development Stage Company) as at December 31, 2000 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from inception on October 20, 2000 to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of I. A. Europe, Inc. and Subsidiaries as at December 31, 2000 and their consolidated results of operations and cash flows for the period from inception on October 20, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

CORNICK, GARBER & SANDLER, LLP
CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
September 7, 2001

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
              I. A. EUROPE, INC. AND SUBSIDIARIES
                  (A DEVELOPMENT STAGE COMPANY)
                   CONSOLIDATED BALANCE SHEET
                     AS AT DECEMBER 31, 2000

                             ASSETS
Current assets:
  Advances to officer/stockholder for
  future business expenses (Note C)               $  79,800
                                                -------------
    Total current assets                             79,800

Furniture and equipment (Note A)                      7,817

     T O T A L                                    $  87,617
                                                =============

                        LIABILITIES

Current liabilities:
 Advances from stockholder (Note C)               $ 100,000
                                                -------------
     Total liabilities                              100,000


                    STOCKHOLDERS' EQUITY
                    (CAPITAL DEFICIENCY)

Common stock - authorized 50,000,000 shares,
 par value $.001 per share; issued and
 outstanding 13,434,398 shares           $13,434
Additional paid in capital                 1,596
Accumulated deficit, during development
  stage                                  (27,413)
                                       -----------
  Total stockholders' equity
       (capital deficiency)                         (12,383)
                                                -------------
     T O T A L                                     $ 87,617
                                                =============


The attached notes to financial statements are made a part hereof.

               I. A. EUROPE, INC. AND SUBSIDIARIES
                  (A DEVELOPMENT STAGE COMPANY)
               CONSOLIDATED STATEMENT OF OPERATIONS
     FROM INCEPTION ON OCTOBER 20, 2000 TO DECEMBER 31, 2000



Revenue                                          $     --

Operating expenses:
  Organization and marketing expenses               10,716
  General and administrative expenses                1,567
                                                -----------

  Total operating expenses                          12,283
                                                -----------

Operating income (loss)                            (12,283)

Net(loss)                                         $(12,283)

Net(loss) per share (Note B)                        $(0.00)
                                                ===========
Weighted average number of common shares
     used to compute net loss per share         13,434,398
                                                ===========

The attached notes to financial statements are made a part hereof.

              I. A. EUROPE, INC. AND SUBSIDIARIES
                 (A DEVELOPMENT STAGE COMPANY)
              CONSOLIDATED STATEMENT OF CASH FLOW
    FROM INCEPTION ON OCTOBER 20, 2000 TO DECEMBER 31, 2000



Cash flow from operating activities:
     Net (loss)                                     $(12,383)
                                                  -----------
     Net cash used for operating activities          (12,383)

Cash flow used for investing activities:
  Advances to stockholder for future
     operating expenses                              (79,800)
  Purchase of fixed assets                            (7,817)
                                                  -----------
  Net cash used for investing activities             (87,617)

Cash flow provided from financing activities:
  Advance from stockholder                           100,000
                                                  -----------
Net increase in cash                                     --

Cash at October 20, 2000                                 --
                                                  -----------

CASH AT DECEMBER 31, 2000                           $    --
                                                  ===========


The attached notes to financial statements are made a part hereof.

              I. A. EUROPE, INC. AND SUBSIDIARIES
                 (A DEVELOPMENT STAGE COMPANY)
         CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
    FROM INCEPTION ON OCTOBER 20, 2000 TO DECEMBER 31, 2000
                            (NOTE A)

                                                                       Total
                   COMMON STOCK ISSUED    Additional  Accumulated  Shareholders'
                   SHARES    PAR VALUE    Paid in Cap    Deficit       Equity
                 --------------------------------------------------------------
Initial Issuance
of shares to
stockholders of
IA Europe, Inc.,
(New York)              200  $       -    $        -   $        -   $       -

Shares issued upon
acquisition by
In Memoriam:
 Existing
  Stockholders    3,999,800      4,000        (4,000)           -           -
 In Memoriam
  Stockholders    1,373,790      1,374        13,656       (15,030)

Adjustment for
2.5 for 1 stock
split             8,060,608      8,060        (8,060)           -           -

Net(loss)                -           -             -       (12,383)   (12,383)
                 --------------------------------------------------------------
Balance -
December 31, 2000,
as adjusted for
recapitalizations 13,434,398   $13,434      $  1,596      $(27,413)  $(12,383)
                 ==============================================================

The attached notes to financial statements are made a part hereof.

               I. A. EUROPE, INC. AND SUBSIDIARIES
                  (A DEVELOPMENT STAGE COMPANY)
                  NOTES TO FINANCIAL STATEMENTS
                     AS AT DECEMBER 31, 2000

NOTE A - Organization and Basis of Presentation

I. A. Europe, Inc. (the Company) was incorporated in August 2000 in New York State and is intended to operate primarily as a web based enterprise offering B2B and B2C internet solutions such as web hosting, web design, web marketing, as well as e-commerce and business solutions, with particular attention to the European market. It commenced operations in October 2000 and through December 31, 2000 has been in the development stage, having generated no revenues from planned operations through this date.

In February 2001, through an exchange of stock, the Company became a wholly-owned subsidiary of In Memoriam. Com, Inc. (In Memoriam), a Delaware corporation which subsequently changed its name to I. A. Europe, Inc. In Memoriam was inactive, with no recent operating history, and had no operating assets as of the date of the exchange. Since In Memoriam was inactive and the shareholders of the Company received the substantial majority of the shares in the exchange, this transaction has been treated as recapitalization of the Company. Both the shares issued upon incorporation of the Company and in connection with the In Memoriam transaction have been adjusted to give effect to a 2.5-for-1 stock split which occurred as of the date of the exchange and are reflected as being outstanding as at December 31, 2000 and for the entire period for purposes of computing net loss per share.

On June 29, 2001, the Company acquired all the outstanding shares of common stock of MAS Acquisition XXVII Corp., an Indiana Company, and a reporting company with the Securities and Exchange Commission for $25,000 and 20,000 shares of common stock. As a result of this acquisition, MAS Acquisition XXVII became a subsidiary of I. A. Europe. The Company, upon effectiveness of the Agreement and Plan of Reorganization executed with MAS Acquisition XXVII, became the successor issuer to MAS Acquisition XXVII for reporting purposes under the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission. The officers, directors and by-laws of I. A. Europe continued without change as the officers, directors and by-laws of the successor issuer. Since MAS Acquisition XXVII was also an inactive corporation, without any operating history or assets, this transaction was also treated as a recapitalization of the Company and the Company, as the successor issuer, is presenting its operations and capital structure as the basic financial statements of the entity.


NOTE B - Summary of Significant Accounting Policies

Business Status

As described in Note A, the Company is in the process of developing its business plan and considers itself in the development stage, as it has not generated any revenue from its planned activities. To date, its activities have consisted of commencing the implementation of its marketing plans, both in the United States and in Europe, with the assistance of two strategic corporate partners in Italy.


Advertising and Marketing Costs

Advertising and marketing costs are charged to operations as incurred.


Depreciation

The cost of furniture and equipment will be depreciated over its estimated useful life on the straight-line method.


Income Taxes

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or noncurrent, depending on the classifications of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or noncurrent depending on the periods in which the temporary differences are expected to reverse. The deferred tax asset related to the Company's current period net losses of $12,383 has been fully reserved.


Loss Per Share

The Company has calculated net loss per share by dividing net loss by the weighted average number of common shares outstanding for each period, adjusted for stock splits. However, for purposes of computing net loss per share, all of the shares issued in connection with the In Memoriam transaction have been considered as outstanding for the entire period. There were no common stock equivalents outstanding as of December 31, 2000.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE C - Advances To/From Stockholders

Through December 31, 2000, the Company had not established a separate bank account. Its operations were funded from the proceeds of a $100,000 borrowing from a stockholder, which was advanced to its chief executive officer to pay for the initial organization, marketing and general administrative expense of the Company. The advances from the stockholder were subsequently repaid, without interest, from the proceeds of a private placement of convertible debentures (see Note D).


NOTE D - Subsequent Events

Convertible Debentures

Subsequent to December 31, 2000, the Company issued, in a private placement to foreign investors, $871,000 of 9.75% debentures due August 15, 2003. After giving effect to the 2.5-for-1 stock split, the debentures were convertible at $.40 a share into the common stock of the Company for a thirty day period following the Company listing for trading on NASDAQ. However, by mutual agreement, such debentures were converted as of June 28, 2001 into 2,171,000 shares of common stock and the Company agreed to issue an additional 72,558 shares of common stock in lieu of $29,023 accrued interest on the debentures. The $150,000 of debt issue costs in connection with the debentures was being amortized to operations over the scheduled term of the notes. The $133,929 unamortized balance of such costs was charged to operations as an extraordinary item in June 2001 upon the conversion of the debentures.


Common Stock Issued for Services
Effective June 30, 2001, the Company issued 812,000 shares of common stock to executive employees and certain vendors as compensation for services rendered during the three months then ended. Such shares were valued at $.40 each, equal to the net cash proceeds per share received in connection with the convertible debentures.



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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2001

I.A. EUROPE, INC.

/s/ Victor Minca
-----------------------
By: Victor Minca
Chief Executive Officer